Annual Total Returns- Vanguard Emerging Markets Government Bond Index Fund (ETF) [BarChart] - ETF - Vanguard Emerging Markets Government Bond Index Fund - ETF Shares	2014	2015	2016	2017	2018	2019	2020
Total	5.12%	1.59%	9.86%	8.44%	(2.79%)	13.97%	5.82%